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                                                                 Exhibit 10c(15)

                 AMENDED MANAGEMENT INCENTIVE COMPENSATION PLAN

                                       OF

                              PROGRESS ENERGY, INC.

                           AS AMENDED JANUARY 1, 2002

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                                      TABLE OF CONTENTS

                                                                            Page
                                                                            ----

ARTICLE I          PURPOSE....................................................1

ARTICLE II         DEFINITIONS................................................1

ARTICLE III        ADMINISTRATION.............................................4

ARTICLE IV         PARTICIPATION..............................................5

ARTICLE V          AWARDS.....................................................5

ARTICLE VI         DISTRIBUTION AND DEFERRAL OF AWARDS........................9

ARTICLE VII        TERMINATION OF EMPLOYMENT..................................15

ARTICLE VIII       MISCELLANEOUS..............................................15

                                       ii

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                                    ARTICLE I
                                    ---------

                                     PURPOSE
                                     -------

     The purpose of the Management Incentive Compensation Plan (the "Plan") of Progress Energy, Inc. (the "Sponsor") is to promote the financial interest of the Sponsor and its Affiliated Companies, including its growth, by (i) attracting and retaining executive officers and other management-level employees who can have a significant positive impact on the success of the Sponsor and its Affiliated Companies; (ii) motivating such personnel to help the Sponsor and its Affiliated Companies achieve annual incentive, performance and safety goals;
(iii) motivating such personnel to improve their own as well as their business unit/work group's performance through the effective implementation of human resource strategic initiatives; and (iv) providing annual cash incentive compensation opportunities that are competitive with those of other major corporations.

     The Sponsor amends the Plan effective January 1, 2001.

                                   ARTICLE II
                                   ----------

                                   DEFINITIONS
                                   -----------

     The following definitions are applicable to the Plan:

     1. "Award": The benefit payable to a Participant hereunder, consisting of a
         -----
Corporate Component and a Noncorporate Component.

     2. "Affiliated Company" shall mean any corporation or other entity that is
        -------------------
required to be aggregated with the Sponsor pursuant to Sections 414(b), (c),
(m), or (o) of the Internal Revenue Code of 1986, as amended (the "Code"), but only to the extent required.

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     3. "Company": Progress Energy, Inc., a North Carolina corporation, or any
         --------
successor to it in the ownership of substantially all of its assets and each Affiliated Company that, with the consent of the Compensation Committee, adopts the Plan and is included in Exhibit B, as in effect from time to time.

     4. "Compensation Committee": The Organization and Compensation Committee of
         ----------------------
the Board of Directors of the Sponsor.

     5. "Corporate Factor": The factor determined by the Compensation Committee
         -----------------
to be utilized in calculating the Corporate Component of an Award pursuant to
Article V, Section 3.a. hereof, which can range from 0 to 1.5.

     6. "Corporate Component": That portion of an Award based upon the overall
         --------------------
performance of the Sponsor, as determined in Article V, Section 3.a. hereof.

     7. "Date of Retirement": The first day of the calendar month immediately
         ------------------
following the Participant's Retirement.

     8. "EBITDA": The earnings of the Sponsor before interest, taxes,
         -------
depreciation, and amortization as determined from time to time by the Compensation Committee.

     9. "EBITDA Growth": The percentage increase (if any) in EBITDA of the
         -----
Sponsor for any Year, as compared to the previous Year as determined from time to time by the Compensation Committee.

     10. "Noncorporate Component": That portion of an Award based upon the level
          ----------------------
of attainment of a Company, business unit/group, departmental, and individual Performance Measures, as provided in Article V, Section 3 .b. hereof, which can range from 0 to 1.5.

     11. "Participant": An employee of any Company who is selected pursuant to
          -----------
Article IV hereof to be eligible to receive an Award under the Plan.

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     12. "Peer Group": The utilities included in the Standard & Poors Utility
          -----------
(Electric Power Companies) Index.

     13. "Performance Measure": A goal or goals established for measuring the
          -------------------
performance of a Company, business unit/group, department, or individual used for the purpose of computing the Noncorporate Component of an Award for a Participant.

     14. "Performance Unit": A unit or credit, linked to the value of the
          ----------------
Sponsor's Common Stock under the terms set forth in Article VI hereof.

     15. "Plan": The Management Incentive Compensation Plan of Progress Energy,
          -----
Inc. as contained herein, and as it may be amended from time to time.

     16. "Retirement": A Participant's termination of employment with a Company
          -----------
after having met at least one of the following requirements: at least age 65 with 5+ years of service, at least age 55 with 15+ years of service, or 35+ years of service regardless of age.

     17. "Salary": The compensation paid by a Company to a Participant in a
          ------
relevant Year, consisting of regular or base compensation, such compensation being understood not to include bonuses, if any, or incentive compensation, if any. Provided, that such compensation shall not be reduced by any cash deferrals of said compensation made under any other plans or programs maintained by such Company.

     18. "Section 16 Participants": Those Participants who are subject to the
          ------------------------
provisions of Section 16 of the Securities Exchange Act of 1934, as amended (the "1934 Act"). Individuals who are subject to Section 16 of the 1934 Act include, without limitation, directors and certain officers of the Sponsor, and any individual who beneficially owns more than ten percent of a class of the Sponsor's equity securities registered under Section 12 of the 1934 Act.

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     19. "Senior Management Committee": The Senior Management Committee of the
          ----------------------------
Sponsor.

     20. "Target Award Opportunity": The target for an Award under this Plan as
          ------------------------
set forth in Section 2 of Article V hereof.

     21. "Year": A calendar year.
          ----

                                   ARTICLE III

                                 ADMINISTRATION
                                 --------------

     The Plan shall be administered by the Chief Executive Officer of the Sponsor. Except as otherwise provided herein, the Chief Executive Officer of the Sponsor shall have sole and complete authority to (i) select the Participants;
(ii) establish and adjust (either before or during the relevant Year) a Participant's Performance Measures, their relative percentage weight, and the performance criteria necessary for attainment of various performance levels;
(iii) approve Awards; (iv) establish from time to time regulations for the administration of the Plan; and (v) interpret the Plan and make all determinations deemed necessary or advisable for the administration of the Plan, all subject to its express provisions. Notwithstanding the foregoing, with respect to Participants who are at or above the Department Head level in any Company, the performance criteria and Awards shall be subject to the specific approval of the Compensation Committee. In addition, the Compensation Committee shall have the sole authority to determine the total payout under the Plan up to a maximum of four percent (4%) of the Sponsor's after-tax income for a relevant Year.

                                        4

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     A majority of the Compensation Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the members of the Committee without a meeting, shall be the acts of such Committee.

                                   ARTICLE IV
                                   ----------

                                  PARTICIPATION
                                  -------------

     The Chief Executive Officer of the Sponsor shall select from time to time the Participants in the Plan for each Year from those employees of each Company who, in his opinion, have the capacity for contributing in a substantial measure to the successful performance of the Company that Year. No employee shall at any time have a right to be selected as a Participant in the Plan for any Year nor, having been selected as a Participant for one Year, have the right to be selected as a Participant in any other Year.

                                    ARTICLE V
                                    ---------

                                     AWARDS
                                     ------

     1. Eligibility. In order for any Participant to be eligible to receive an
        -----------
Award, two conditions must be met. First, a contribution must be earned by one or more groups of employees under the Employee Stock Incentive Plan feature of the Sponsor's Stock Purchase-Savings Plan. Second, the Sponsor must also meet minimum threshold performance levels for return on common equity, EBITDA Growth, and other measures for the relevant Year as may be established by the Compensation Committee. Threshold performance for return on common

                                       5

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equity and EBITDA Growth is the weighted average of a Peer Group of utilities, averaged over the most recent three-year period. To satisfy threshold performance, the Sponsor must be above the three-year average with respect to return on common equity and EBITDA Growth.

     2. Target Award Opportunities. The following table sets forth Target Award
        --------------------------
Opportunities, expressed as a percentage of Salary, for various levels of participation in the Plan:

--------------------------------------------------------------------------------
                  Participation                  Target Award 0pportunities
--------------------------------------------------------------------------------
Chief Executive Officer of Sponsor                       65%
--------------------------------------------------------------------------------
Chief Operating Officer of Sponsor                       65%
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Presidents*/Executive Vice Presidents*                   45%
--------------------------------------------------------------------------------
 Senior Vice Presidents*                                 40%
--------------------------------------------------------------------------------
 Department Heads                                        35%
--------------------------------------------------------------------------------
 Other Participants:
           Key Managers                                  25%
           Other Managers                                20%
--------------------------------------------------------------------------------

     *Senior Management Committee level positions.

The Target Award Opportunity for the Chief Executive Officer of the Sponsor shall be 65%; however, the Compensation Committee of the Board shall be authorized to change that amount from year to year, or to award an amount of compensation based on other considerations, in its complete discretion.

     3. Award Components. Awards under the Plan to which Participants are
        ----------------
eligible consist of the sum of a Corporate Component and a Noncorporate Component. The portion of the Target Award Opportunities attributable to the Corporate Component and Noncorporate Component, respectively, for various levels of participation, is set forth in the following table:

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--------------------------------------------------------------------------------
          Participants                      Corporate         Noncorporate
                                            Component          Component
--------------------------------------------------------------------------------
Chief Executive Officer of Sponsor            100%                --
--------------------------------------------------------------------------------
Chief Operating Officer of Sponsor            100%                --
--------------------------------------------------------------------------------
Presidents*/Executive Vice Presidents*         75%                25%
--------------------------------------------------------------------------------
Senior Vice Presidents*                        75%                25%
--------------------------------------------------------------------------------
Department Heads                               50%                50%
--------------------------------------------------------------------------------
Other Participants                             50%                50%
--------------------------------------------------------------------------------

     *Senior Management Committee lel positions.

          a. Corporate Component. The Corporate Component of an Award is based
             -------------------
upon the overall performance of the Sponsor. In the event the conditions set forth in Section 1 of Article V are met and the Compensation Committee, in its discretion, determines an appropriate Corporate Factor, that Corporate Factor shall be multiplied by the portion of a Participant's Target Award Opportunity attributable to the Corporate Component in order to determine the percentage of such Participant's Salary which will comprise the Corporate Component of his or her Award. Notwithstanding the foregoing, if the second condition set forth in
Section 1 of Article V is not fully met, the Compensation Committee may nevertheless in its discretion determine an appropriate Corporate Factor and grant a Corporate Component of an Award to the Participants.

          b. Noncorporate Component. The Noncorporate Component of an Award for
             ----------------------
a Participant is based upon the level of attainment of Company, business unit/group, departmental and individual Performance Measures. Performance Measures for each Participant and their relative weight are determined pursuant to authority granted in Article III hereof.

               (i) Performance Levels. There are three levels of performance
                   ------------------
related to each of a Participant's Performance Measures: outstanding, target, and threshold. The specific performance criteria for each level of a Participant's Performance Measures shall be set forth in

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writing prior to the beginning of an applicable Year, or within thirty (30) days after a Participant first becomes eligible to participate in the Plan, and shall be determined pursuant to authority granted in Article III hereof. The payout percentages to be applied to each Participant's Target Award Opportunity are as follows:

Performance Level               Payout Percentage
-----------------               -----------------
    Outstanding                       150%
       Target                         100%
     Threshold                         50%

Payout percentages shall be adjusted for performance between the designated performance levels, provided, however, that performance which falls below the "Threshold" performance level results in a payout percentage of zero unless the Chief Executive Officer of Sponsor directs otherwise.

               (ii) Determination of Noncorporate Component. In order to
                    ---------------------------------------
determine a Participant's Noncorporate Component, if any, for a particular Year, the Chief Executive Officer of Sponsor initially shall determine the appropriate payout percentage for each of such Participant's Performance Measures. Thereafter, each payout percentage is multiplied by the percentage weight assigned to each such Performance Measure and the results added together. That aggregate amount is multiplied by the Participant's Target Award Opportunity for the Noncorporate Award Component for the respective Year and the result is multiplied by the Participant's Salary.

               (iii) Change of Job Status. Participants who change organizations
                     --------------------
during a Year will have their Noncorporate Component prorated based upon the Performance Measures achieved in each organization and the length of time served in each organization. In the

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discretion of the Chief Executive Officer of Sponsor, employees may become
Participants during a Year based on promotions and may receive an Award prorated based on the length of time served in the qualifying job and the Performance Measures achieved while in the qualifying job.

     4. New Participants. Any Award that is earned during the Year of selection
        ----------------
shall be pro rated based on the length of time served in the qualifying job.

     5. Reduction of Award Amount. In the event of documented performance
        -------------------------
deficiencies of a Participant during a Year, the Chief Executive Officer of Sponsor, in his discretion, may reduce the Award payable to such Participant for such Year.

     6. Example. Attached as Exhibit A and incorporated by reference is an
        -------
example of the process by which an Award is granted hereunder. Said exhibit is intended solely as an example and in no way modifies the provisions of this
Article V.

                                   ARTICLE VI

                       DISTRIBUTION AND DEFERRAL OF AWARDS
                       -----------------------------------

     1. Distribution of Awards. Unless a Participant elects to defer an award
        ----------------------
pursuant to the remaining provisions of this Article VI, awards under the Plan earned during any Year shall be paid in cash in the succeeding Year, normally no later than March 15 of such succeeding Year.

     2. Deferral Election. A Participant may elect to defer the Plan Award he or
        -----------------
she has earned for any Year by completing and submitting to the Vice President, Human Resources, a deferral election form by the later of (1) November 30 of the Year in which the Award is earned or (2) the thirtieth (30th) day after first becoming eligible to participate in the deferral election provisions of the Plan. Such election shall apply to the Participant's Award, if any, otherwise to

                                        9

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be paid as soon as practicable after the Year during which it was earned. A
Participant's deferral election may apply to 100%, 75%, 50%, or 25% of the Plan Award; provided, however, that in no event shall the amount deferred be less than $1,000.

     The election to defer shall be irrevocable as to the Award earned during the particular Year.

     3. Period of Deferral. At the time of a Participant's deferral election, a
        ------------------
Participant must also select a distribution date. Subject to Section 6, the distribution date may be: (a) any date that is at least five (5) years subsequent to the date the Plan Award would otherwise be payable, but not later than the second anniversary of the Participant's Date of Retirement; or (b) any date that is within two years following the Participant's Date of Retirement. Subject to Section 6, a Participant may extend the distribution date for one or more additional Year(s) by making a new deferral election at least one (1) year before the previously selected distribution date occurs; provided, however, that in no event shall the subsequent distribution date be a date that is more than two years beyond the Participant's Date of Retirement.

     4. Performance Units. All Awards which are deferred under the Plan shall be
        -----------------
recorded in the form of Performance Units. Each Performance Unit is generally equivalent to a share of the Sponsor's Common Stock. In converting the cash award to Performance Units, the number of Performance Units granted shall be determined by dividing the amount of the Award by 85% of the average value of the opening and closing price of a share of the Sponsor's Common Stock on the last trading day of the month preceding the date of the Award. The Performance Units attributable to the 15% discount from the average value of the Sponsor's Common Stock shall be referred to as the "Incentive Performance Units." The Incentive Performance Units and any adjustments or earnings attributable to those Performance Units shall

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be forfeited by the Participant if he or she terminates employment either voluntarily or involuntarily other than for death or retirement prior to five years from March 15 of the Year in which payment would have been made if the Award had not been deferred.

     5. Plan Accounts. A Plan Deferral Account will be established on behalf of
        -------------
each Participant, and the number of Performance Units awarded to a Participant shall be recorded in each Participant's Plan Deferral Account as of the first of the month coincident with or next following the month in which a deferral becomes effective. The number of Performance Units recorded in a Participant's Plan Deferral Account shall be adjusted to reflect any splits or other adjustments in the Sponsor's Common Stock, the payment of any cash dividends paid on the Sponsor's Common Stock and the payment of Awards under this Plan to the Participant. To the extent that any cash dividends have been paid on the Sponsor's Common Stock, the number of Performance Units shall be adjusted to reflect the number of Performance Units that would have been acquired if the same dividend had been paid on the number of Performance Units recorded in the Participant's Plan Deferral Account on the dividend record date. For purposes of determining the number of Performance Units acquired with such dividend, the average of the opening and closing price of the Sponsor's Common Stock on the payment date of the Sponsor's Common Stock dividend shall be used.

     Each Participant shall receive an annual statement of the balance of his Plan Deferral Account, which shall include the Incentive Performance Units and associated earnings and adjustments that are subject to being forfeited as provided above.

     6. Payment of Deferred Plan Awards. Subject to Section 4 related to
        -------------------------------
forfeiture of Incentive Performance Units, Deferred Plan Awards shall be paid in cash by each Company beginning no later than the next April 1 following the distribution date or the deferred

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distribution date specified by the Participant in accordance with Section 3. To convert the Performance Units in a Participant's Plan Deferral Account to a cash payment amount, Performance Units shall be multiplied by the average of the opening and closing price of the Sponsor's Common Stock on the last trading day preceding the payment of the Deferred Plan Award. Except as otherwise provided below, deferred amounts will be paid either in a single lump-sum payment or in up to five (5) annual payments.

     In the event that a Participant elects to receive the deferred Plan Award in equal annual payments, the amount of the Award to be received in each year shall be determined as follows:

          (a) To determine the amount of the initial annual payment, the number of Performance Units in the Participant's Plan Deferral Account will be divided by the total number of annual payments to be received, and the result will be multiplied by the average of the opening and closing price of the Sponsor's Common Stock on the last trading day preceding the due date of the initial payment.

          (b) To determine the amount of each successive annual payment, the Plan Deferral Account balance will be divided by the number of annual payments remaining, and the result will be multiplied by the average of the opening and closing price of the Sponsor's Common Stock on the last trading day preceding the due date of the annual payment.

     7. Termination of Employment/Effect on Deferral Election. If the employment
        -----------------------------------------------------
of a Participant terminates prior to the last day of a Year for which a Plan Award is determined, then any deferral election made with respect to such Plan Award for such Year shall not become effective and any Plan Award to which the Participant is otherwise entitled shall be paid as soon as practicable after the end of the Year during which it was earned, in accordance with paragraph 1 of this Article VI.

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     8. Termination of Employment/Acceleration of Deferral. Notwithstanding the
        --------------------------------------------------
foregoing, if a Participant terminates employment by reason other than death or Retirement, full payment of all amounts due to the Participant shall be accelerated and paid on the first day of the month following the date of termination. Incentive Performance Units shall be subject to forfeiture as provided in Section 4.

     9. Financial Hardship Payments. In the event of a severe financial hardship
        ---------------------------
occasioned by an emergency, including, but not limited to, illness, disability or personal injury sustained by the Participant or a member of the Participant's immediate family, a Participant may apply to receive a distribution earlier than initially elected. The Chief Executive Officer of Sponsor or his designee may, in his sole discretion, either approve or deny the request. The determination made by the Chief Executive Officer of Sponsor will be final and binding on all parties. If the request is granted, the payments will be accelerated only to the extent reasonably necessary to alleviate the financial hardship. Incentive Performance Units shall not be subject to early distribution under this Section 9 until five years from March 15 of the Year in which payment would have been made if the Award had not been deferred.

     10. Death of a Participant. If the death of a Participant occurs before a
         ----------------------
full distribution of the Participant's Plan Deferral Account is made, payment shall be made to the beneficiary designated by the Participant to receive such amounts in accordance with the schedule specified in the Participant's Deferral Election form. Said payment shall be made as soon as practical following notification that death has occurred. In the absence of any such designation, payment shall be made to the personal representative, executor or administrator of the Participant's estate.

     11. Non-Assignability of Interests. The interests herein and the right to
         ------------------------------
receive distributions under this Article VI may not be anticipated, alienated, sold, transferred, assigned,

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pledged, encumbered, or subjected to any charge or legal process, and if any attempt is made to do so, or a Participant becomes bankrupt, the interests of the Participant under this Article VI may be terminated by the Chief Executive Officer of Sponsor, which, in his sole discretion, may cause the same to be held or applied for the benefit of one or more of the dependents of such Participant or make any other disposition of such interests that he deems appropriate.

     12. Unfunded Deferrals. Nothing in this Plan, including this Article VI,
         ------------------
shall be interpreted or construed to require the Sponsor or any Company in any manner to fund any obligation to the Participants, terminated Participants or beneficiaries hereunder. Nothing contained in this Plan nor any action taken hereunder shall create, or be construed to create, a trust of any kind, or a fiduciary relationship between the Sponsor or any Company and the Participants, terminated Participants, beneficiaries, or any other persons. Any funds which may be accumulated in order to meet any obligation under this Plan shall for all purposes continue to be a part of the general assets of the Sponsor or Company; provided, however, that the Sponsor or Company may establish a trust to hold funds intended to provide benefits hereunder to the extent the assets of such trust become subject to the claims of the general creditors of the Sponsor or Company in the event of bankruptcy or insolvency of the Sponsor or Company. To the extent that any Participant, terminated Participant, or beneficiary acquires a right to receive payments from the Sponsor or Company under this Plan, such rights shall be no greater than the rights of any unsecured general creditor of the Sponsor or Company.

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                                   ARTICLE VII
                                   -----------

                            TERMINATION OF EMPLOYMENT
                            -------------------------

     A Participant must be actively employed by a Company on the next January 1 immediately following the Year for which a Plan Award is earned in order to be entitled to payment of the full amount of any Award for that Year. In the event the active employment of a Participant shall terminate or be terminated for any reason before the next January 1 immediately following the Year for which a Plan Award is earned, such Participant shall receive his or her Award for the year, if any, in an amount that the Chief Executive Officer of the Sponsor deems appropriate.

                                  ARTICLE VIII
                                  ------- ----

                                  MISCELLANEOUS
                                  -------------

     1. Assignments and Transfers. The rights and interests of a Participant
        -------------------------
under the Plan may not be assigned, encumbered or transferred except, in the event of the death of a Participant, by will or the laws of descent and distribution.

     2. Employee Rights Under the Plan. No Company employee or other person
        ------------------------------
shall have any claim or right to be granted an Award under the Plan or any other incentive bonus or similar plan of the Sponsor or any Company. Neither the Plan, participation in the Plan nor any action taken thereunder shall be construed as giving any employee any right to be retained in the employ of the Sponsor or any Company.

     3. Withholding. The Sponsor or Company (as applicable) shall have the right
        -----------
to deduct from all amounts paid in cash any taxes required by law to be withheld with respect to such cash payments.

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

     4. Amendment or Termination. The Compensation Committee may in its sole
        ------------------------
discretion amend suspend or terminate the Plan or any portion thereof at any time.

     5. Governing Law. This Plan shall be construed and governed in accordance
        -------------
with the laws of the state of North Carolina.

     6. Effective Date. This Plan, as amended, shall be effective as of January
        --------------
1, 2001.

     7. Entire Agreement. This document (including the Exhibits attached hereto)
        ----------------
sets forth the entire Plan.

                                       16

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                                    EXHIBIT A

                                (to be supplied)

                                    EXHIBIT B




                         Carolina Power & Light Company

                       Progress Energy Service Company LLC

                             Progress Ventures, Inc.

                       North Carolina Natural Gas Company

                            Florida Power Corporation

                           DESIGNATION OF BENEFICIARY
                     MANAGEMENT INCENTIVE COMPENSATION PLAN
                                       OF

PROGRESS ENERGY, INC.
     As provided in the Management Incentive Compensation Plan of Progress Energy, Inc., I hereby designate the following person as my beneficiary in the event of my death before a full distribution of my Deferral Account is made.

                              PRIMARY BENEFICIARY:

                         -------------------------------

                         -------------------------------

                         -------------------------------


                             CONTINGENT BENEFICIARY:

                         -------------------------------

                         -------------------------------

                         -------------------------------

Any and all prior designations of one or more beneficiaries by me under the Management Incentive Compensation Plan of Progress Energy, Inc. are hereby revoked and superseded by this designation. I understand that the primary and contingent beneficiaries named above may be changed or revoked by me at any time by filing a new designation in writing with the Sponsor's Human Resources Department.


DATE:
     ---------------


SIGNATURE OF PARTICIPANT:
                         -----------------------

The Participant named above executed this document in our presence on the date set forth above


WITNESS:                                    WITNESS:
        -----------------------------               ----------------------------

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